Fourth Quarter Update /March 16, 2017

Ballantyne Strong, Inc.



KYLE CERMINARA /Chairman and CEO

RYAN BURKE /SVP and CFO

RAY BOEGNER /President of Cinema

STEVE SCHILLING /President of Digital Media

Ballantyne STRONG

Forward-Looking Statement

This presentation may contain forward-looking statements related to the Company's future operating results. Except for the historical information, it may include forward-looking statements that involve risks and uncertainties, including, but not limited to, quarterly fluctuations in results, customer demand for the Company's products, the development of new technology for alternate means of motion picture presentation, domestic and international economic conditions, the management of growth, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. Actual results may differ materially from management's expectations.



Ballantyne STRONG



Fourth Quarter 2016

Key Highlights

Income from operations of $1.3 million compared with a loss from operations of ($0.2) million in the same period of the prior year

Depreciation & amortization expense of $0.5 million and interest expense of zero

Net revenues of $20.4 million, compared with $21.3 million in the same period of the prior year

- Cinema revenues of $9.4 million, compared with $13.6 million in the same period of the prior year
- Digital Media revenues of $11.1 million, compared with $8.0 million in the same period of the prior year

Consolidated gross profit was $5.9 million or 28.8%, compared with $5.2 million or 24.3% in the same period of the prior year

Ballantyne STRONG



Fourth Quarter 2016

Key Highlights

Selling and administrative expenses were $4.4 million compared to $5.4 million in the same period of the prior year

Investing in the business for growth while cutting unnecessary administrative expenses:

- Selling expenses of $1.3 million compared to $1.0 million in the same period of the prior year
- Administrative expenses of $3.1 million compared to $4.4 million in the same period of the prior year

    Meaningfully reduced administrative expenses while making significant investment in information technology systems and infrastructure on the SalesForce platform



Fourth Quarter 2016

Key Highlights

Since the beginning of the share buyback program, we have repurchased 54,794 shares through March 10th at an average purchase price of $5.46/share. There are 645,206 shares remaining on our buyback authorization.

- Continue to use an algorithm that repurchases considerably more shares per day at lower prices and less shares per day at higher prices.

Insider and closely held ownership has increased to approximately 34.1% of shares

Ballantyne STRONG



Business Update

Exhaustive review of businesses continues

Zero-based budgeting process utilized for 2017 budget and continues to lead to further expense reductions while creating opportunities to re-invest savings to grow business

Expense management continues to be a top priority. We are also prioritizing efforts around new business and revenue growth opportunities.

- Investing to increase capacity in our Cinema screen manufacturing facility in Canada
- Investing in Cinema research & development to develop world-class laser screen capabilities
- Investing in Digital Media sales, marketing, software and DSaaS infrastructure
- Investing in Corporate information technology infrastructure to improve forecasting, operating efficiencies and scalability

As previously announced, completed sale of Strong Westrex Beijing operations due to negative earnings and commitment to focus efforts on higher return on invested capital businesses



Investments for Future Growth

Investments in Cinema

- Invested approximately $0.8 million to expand our factory at Strong/MDI in Canada
- Expansion increases our structure and specialty screen fabrication capacities
- Additional new equipment and resources brought on line to increase R&D efforts

Investments in Digital Media

- Six sales positions added over the last 12 months
- New sales team is in the beginning stages of building the sales pipeline to drive meaningful, recurring revenue growth

Investments in Corporate Infrastructure

- Implementation of new cloud CRM, ERP and CPM in progress
- Majority of US businesses to complete implementation in the fourth quarter, with remaining businesses to move to new platforms in 2017
- New systems will improve forecasting capabilities, operating efficiencies and scalability while reducing future capex requirements and traditional system obsolescence

Ballantyne STRONG

Digital Signage as a Service–*DSaaS*

DSaaS: Industry's first fully managed service that includes digital media player, support, monitoring, Fusion DX platform, equipment repair or replace and content management

SMB DSaaS

- Announced earlier in the year at Infocom
- Customer size < 10 locations
- General Use: Corporate Communications

Enterprise DSaaS

- Serves large complex networks
- Supports content design workflow
- Advanced tagging and market segmentation capability
- Supports interactivity, streaming, multi-channel
- Multiple player support
- Advanced reporting and analytics


DSaaS
STRATEGY
CONTENT CREATION
CONTENT WORKFLOW
HARDWARE
CONTENT MANAGEMENT
SUPPORT
MEASUREMENT
ACTIVATE

Ballantyne STRONG

Income (Loss) from Operations



$(0.9)
$(2.1)
$(1.0)
$(0.2)
$1.1
$2.0
$0.3
$1.3
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

All dollars shown in millions. All results exclude discontinued operations.



Ballantyne STRONG

Depreciation & Amortization



$1.0
$0.7
$0.6
$0.6
$0.5
$0.5
$0.5
$0.5
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Q3 2015 included a ($0.6) million charge related to the impairment of software intangibles

All dollars shown in millions. All results exclude discontinued operations.

SG&A



$5.2
$5.2
$4.8
$5.4
$4.1
$4.2
$4.1
$4.4
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

All dollars shown in millions. All results exclude discontinued operations.

Ballantyne STRONG

Ownership Culture

Total closely held ownership of 34.1% of shares outstanding

- Closely held ownership includes executive officers, board members, employees, and other affiliated parties

Ownership is evidence of proper alignment of interests between leadership of company and shareholders

Strive to maintain ownership culture that is focused on creating shareholder value over the long-term



22.5%
24.7%
29.3%
29.7%
31.4%
33.5%
34.1%
Sept 15
Dec 15
Mar 16
May 16
Aug 16
Oct 16
Mar 17

Closely Held Ownership

Ballantyne STRONG



Current Value Proposition

Approximately $7.8 million of cash and equivalents (which includes $0.2 million of cash classified as assets held for sale) and $14.8 million of investments at market value

No debt on balance sheet and real estate owned free and clear

Building and land in Georgia recently valued at $4.3 to $6.8 million. Additional value in building and land in Joliette, Canada.

Cash value in inventory and net receivables

Cinema division is highly cash flow generative with strong market position

Digital Media division has room for growth if properly executed

Operating loss carryforwards could have value if Company returns to profitability in the United States

Improving returns on invested capital creates value for shareholders

Ballantyne STRONG



Ballantyne Strong Strategy

Board has implemented a strategy focused on making optimal capital allocation decisions across the company's businesses and investments

Expect to continue to invest and grow the Cinema and Digital Media divisions

Evaluating investments in other industries that are expected to produce high returns on invested capital

Investments can include equity positions in public companies or complete acquisitions of other businesses

Investments in public companies may involve taking control positions or seeking board representation

Current investments in public companies include RELM Wireless Corporation (NYSE MKT: RWC), 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) and Itasca Capital Ltd. (TSX VENTURE: ICL)

PIH, RWC & ICL Investments

	Cost Basis	Book Value	Market Value	Unrealized Gain/(Loss)
1347 Property Insurance Holdings	$5.3	$5.3	$5.6	$0.3
RELM Wireless Corporation	4.0	4.4	5.4	1.4
Itasca Capital Ltd.	3.5	3.4	3.8	0.3
Total	**$12.8**	**$13.1**	**$14.8**	**$2.0**

All investments are treated as equity method investments. Unrecognized gains on investments are not reflected in the financials in accordance with GAAP.

Investment in 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) has a book value of $5.3 million, but market value of this investment was $5.6 million as of December 31, 2016

- BTN owns 12.1% of outstanding shares as of December 31, 2016

Investment in RELM Wireless Corporation (NYSE MKT: RWC) has a book value of $4.4 million, but market value of this investment was $5.4 million as of December 31, 2016

- BTN owns 8.3% of outstanding shares as of December 31, 2016

Investment in Itasca Capital Ltd. (TSX VENTURE: ICL) has a book value of $3.4 million, but market value of this investment was $3.8 million as of December 31, 2016

- BTN owns 32.3% of outstanding shares as of December 31, 2016



Plan Going Forward

Continue to evaluate cost savings and investment opportunities in the existing businesses

Be on the lookout for new investment opportunities that offer asymmetrical risk rewards and an adequate margin of safety

Maintain a culture of zero complacency, ownership and accountability in all aspects of the business

Hire and retain the best people so that our human capital is ever improving

Incorporate long-term thinking into all decisions made in the business

Ballantyne STRONG